EXHIBIT 10.172

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN ST PORTFOLIO V, L.L.C., a Delaware limited liability company, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio #2] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

This Assignment is effective as of the 17th day of March, 2008.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
	Its:	President

ASSIGNEE:	INLAND AMERICAN ST PORTFOLIO V, L.L.C., a Delaware limited liability company

By: Inland American Real Estate Trust, Inc., a Maryland corporation, its sole member

	By:	/s/ Marcia L. Grant
Marcia L. Grant
	Its:	Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	State	Zip	County	Bldg SF
7	GA00388	Medlock Bridge Branch	9600 Medlock Bridge Road	Duluth	GA	30097	Fulton	5,942
7	GA00502	Peach Orchard Office	2625 Peach Orchard Road	Augusta	GA	30906	Richmond	5,937
7	GA00739	Prince Avenue Office	1022 Prince Avenue	Athens	GA	30606	Clarke	5,960
7	NC00166	NCF: North Harrison	950 N Harrison Avenue	Cary	NC	27513	Wake	3,500
7	NC00297	NCF: Cannon Blvd	970 S Cannon Blvd	Kannapolis	NC	28083	Cabarrus	6,094
7	NC00356	NCF: South Madison	207 S Madison Blvd	Roxboro	NC	27573	Person	4,500
7	TN00166	West End Branch	1715 West End Avenue	Nashville	TN	37203	Davidson	3,000
7	TN00268	St. Elmo Branch	3734 St. Elmo Avenue	Chattanooga	TN	37409	Hamilton	6,552
7	VA00478	Northwest	2230 Melrose Avenue N.W.	Roanoke	VA	24017	City of Roanoke	2,138
7	VA00553	Westgate	7915 Sudley Rd	Manassas	VA	22110	City of Manassas	5,500
7	VA00557	Nassawadox	10233 Rogers Road	Nassawadox	VA	23413	Northampton	1,822
12	GA00499	Walton Way Office	1602 Walton Way	Augusta	GA	30904	Richmond	2,892
12	GA00711	Brunswick Main Office	510 Glouchester Street	Brunswick	GA	31520	Glynn	29,352
12	MD00315	Bladensburg	4805 Annapolis Road	Bladensburg	MD	20710	Prince Georges	4,800
12	NC00169	NCF: Chapel Hill Blvd	1775 Dobbins Drive	Chapel Hill	NC	27514	Orange	2,464
12	NC00211	NCF: Denton	71 N Main Street	Denton	NC	27239	Davidson	4,620
12	NC00298	NCF: Kernersville	1000 S Main Street	Kernersville	NC	27285	Forsyth	3,400
12	NC00308	NCF: Mocksville-Water St	148 Water St	Mocksville	NC	27028	Davie	3,840
12	NC00347	NCF: Harps Mill	7029 Harps Mill Road	Raleigh	NC	27615	Wake	5,685
12	NC00395	NCF: Youngsville	110 S College St	Youngsville	NC	27596	Franklin	1,400
12	TN00289	East Third Street Branch	2201 East Third Street	Chattanooga	TN	37404	Hamilton	3,125
12	VA00176	Mechanicsville	8028 Mechanicsville Pike	Mechanicsville	VA	23111	Hanover	4,042
12	VA00179	Beaverdam	16186 Beaverdam School Road	Beaverdam	VA	23015	Spotsylvania	2,447